Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

Note 12 – Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance is established against all net deferred tax assets as of December 31, 2018 and 2017 based on estimates of recoverability. While the Company has optimistic plans for its business strategy, it determined that such a valuation allowance was necessary given the current and expected near term losses and the uncertainty with respect to its ability to generate sufficient profits from its business model. Because of the impacts of the valuation allowance, there was no income tax expense or benefit for the years ended December 31, 2018 and 2017.

A reconciliation of the differences between the effective and statutory income tax rates for the years ended December 31, 2018 and 2017:

	2018		2017
	Amount	Percent	Amount	Percent

Federal statutory rates	$(2,769,716)	21.0%	$(2,233,413)	34.0%
State income taxes	(923,239)	7.0%	(328,443)	5.0%
Permanent differences	3,144,503	-23.8%	1,786,485	-27.2%
Valuation allowance against net deferred tax assets	548,452	-4.2%	775,371	-11.8%
Effective rate	$-	0.0%	$-	0.0%

At December 31, 2018 and 2017, the significant components of the deferred tax assets are summarized below:

	2018	2017
Deferred income tax asset
Net operation loss carryforwards	1,497,497	1,321,885
Total deferred income tax asset	1,497,497	1,321,885
Less: valuation allowance	(1,497,497)	(1,321,885)
Total deferred income tax asset	$-	$-

 The valuation allowance increased by $175,612 in 2018 of which $548,452 was a result of the Company generating additional net operating losses offset by $372,840 as a result of the change in the corporate tax rate from 34% to 21%. The valuation allowance increased by $775,371 in 2017 as a result of the Company generating additional net operating losses.

The Company has recorded as of December 31, 2018 and 2017 a valuation allowance of $1,497,497 and $1,321,885, respectively, as it believes that it is more likely than not that the deferred tax assets will not be realized in future years. Management has based its assessment on the Company’s lack of profitable operating history.

The Company conducts an analysis of its tax positions and has concluded that it has no uncertain tax positions as of December 31, 2018 and 2017.

The Company has net operating loss carry-forwards of approximately $5,350,000. Such amounts are subject to IRS code section 382 limitations and expire in 2031. The 2016, 2017 and 2018 tax year is still subject to audit.